UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2024

Adicet Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38359	81-3305277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 Dartmouth Street, Floor 3
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 503-9095

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACET	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 16, 2024, Adicet Bio, Inc. (the “Company”) issued a press release titled “Adicet Bio Announces FDA Clearance of IND Amendment to Evaluate ADI-001 in Idiopathic Inflammatory Myopathy and Stiff Person Syndrome,” a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On October 16, 2024, the Company announced that the U.S. Food and Drug Administration cleared the Company’s Investigational New Drug amendment to evaluate ADI-001 in idiopathic inflammatory myopathy (IIM) and stiff person syndrome (SPS). The Company plans to initiate enrollment for IIM and SPS patients as part of the ongoing Phase 1 trial in autoimmune diseases in the first quarter of 2025. The ADI-001 Phase 1 program in autoimmune diseases will have four separate arms, enrolling lupus nephritis and systemic lupus erythematosus patients into one arm, systemic sclerosis patients into a second arm, anti-neutrophil cytoplasmic autoantibody-associated vasculitis patients into a third arm, and IIM and SPS patients into a fourth arm. The fourth cohort combines several rare autoimmune muscle diseases into a single dose-finding population, including SPS and the following IIM subtypes: dermatomyositis, anti-synthetase syndrome, immune-mediated necrotizing myopathy, polymyositis, and overlap myositis.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Adicet Bio, Inc. on October 16, 2024, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADICET BIO, INC.

Date:	October 16, 2024	By:	/s/ Nick Harvey
		Name: Title:	Nick Harvey Chief Financial Officer